Rule 497(k)

File No. 333-180871

Exchange Listed Funds Trust

Skylar Electricity Futures ETF

Summary Prospectus | June 24, 2026

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | (Ticker Symbol: MWHS)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.SkylarEtfs.com. You can also get this information at no cost by calling 888-806-6567, by sending an e-mail request to info@exchangetradedconcepts.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated June 24, 2026, as each may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Skylar Electricity Futures ETF (the “Fund”) seeks to provide capital appreciation primarily through investments in U.S. electricity futures contracts.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.95%

1 Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in electricity futures contracts (“Electricity Futures”) or investments that provide exposure to Electricity Futures (such as total return swaps that utilize Electricity Futures as the reference asset). For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Fund may invest directly in Electricity Futures or derive indirect exposure to Electricity Futures through total return swaps that utilize Electricity Futures as the reference asset. The Fund will obtain its exposure to Electricity Futures through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Electricity Futures to which the Fund has exposure are listed on ICE Futures U.S., Inc. (“ICE Futures”). The Fund may also invest in short-term debt securities, cash and cash equivalents, including U.S. Treasury securities, ETFs that invest in short duration U.S. Treasury securities and short duration fixed-income ETFs (together, “Collateral Instruments”). The Collateral Instruments are intended to provide liquidity and to serve as collateral for the Electricity Futures.

The Fund is actively-managed by the Fund’s sub-adviser, Skylar Capital Management LP (the “Sub-Adviser”) and does not track an index. The Fund seeks to invest in a portfolio of cash-settled Electricity Futures with less than two years until expiry. The Fund does not intend to provide short or leveraged exposure to Electricity Futures. The Fund will generally invest in “ERCOT” and “PJM” Electricity Futures, as further described below. The Fund will generally seek to invest in Electricity Futures in weights similar to their trading volumes and/or open interest, although the Sub-Adviser may determine to increase or decrease such weights based on its expectations for how such trading volumes may change in the future. The Fund does not invest in equity securities of companies involved in the electricity or utilities industries that produce or transmit electricity, or which are involved in the construction of any electricity infrastructure.

The U.S. Electricity Market

The U.S. power grid is operated through a patchwork of regional control areas, whose primary functions are to keep electricity supply and demand balanced because electricity is not economically storable at scale on the grid. A Regional Transmission Organization (“RTO”) in the United States is an electric power transmission system operator that coordinates, controls, and monitors a multi-state electric grid. An Independent System Operator (“ISO)” has a similar purpose, but its purview is usually within a single U.S. state. RTOs typically perform the same functions as ISOs, but cover a larger geographic area. There are seven major RTOs, including the Electric Reliability Council of Texas, Inc. (“ERCOT”) and PJM Interconnection LLC (“PJM”), and ISOs that manage the U.S. electric grid, overseeing roughly two-thirds of the nation’s power load. These RTOs and ISOs are nonprofit, independent entities that operate the high-voltage transmission system in their footprint and run the region’s wholesale markets under rules reviewed by the Federal Energy Regulatory Commission (FERC).

Electricity Futures Contracts

The Fund intends to invest in Electricity Futures that provide economic exposure to the price of electricity based on structural power demand (the persistent, long-term need for power driven by factors such as AI data centers, industrial electrification, and population growth, as distinct from short-term or weather-driven fluctuations). The Electricity Futures held by the Fund are standardized, cash-settled futures contracts traded on ICE Futures. In general, a futures contract is a legal agreement to buy or sell a standardized asset on a specific date or during a specific month that is facilitated through a futures exchange, such as ICE Futures.

Because ISO/RTO electricity prices are volatile, in that demand and therefore price may be driven by multiple factors such as wind, weather, outages, fuel prices, transmission congestion, renewable output, and scarcity, market participants may seek to lock in prices ahead of time via futures contracts. Electricity Futures typically provide financial exposure to an index of wholesale prices over a period (e.g., monthly, on-peak). They are usually cash-settled to a published benchmark tied to ISO/RTO pricing at a defined location (hub/node) and hour set (peak/off-peak). For example, the “ERCOT Houston 345KV Real-Time Peak Daily Fixed Price Future” reflects the hub (ERCOT Houston), commodity value (345KV), and hour set (Peak).

Electricity Futures are cash-settled on their expiration date, unless they are “rolled” prior to expiration. When a futures contract approaches its expiration, the holder of a futures contract (such as the Fund) may sell that futures contract and replace them with new futures contracts with a later expiration date. This is called “rolling.” The Fund may roll its futures positions prior to expiration by closing existing contracts or may allow its futures contracts to expire into cash settlement. In either case the Fund will replace the exposure with similar futures contracts that have a later expiration date. The Fund is not required to roll the contracts at any specific time and the Sub-Adviser may roll the contracts at any time of its choosing. In determining the timing and execution of a roll, the Sub-Adviser considers several factors, including but not limited to: (i) the liquidity of the expiring contract relative to the replacement contract; (ii) the shape of the futures curve, including whether the market is in contango or backwardation, and the resulting cost or benefit of rolling to a later expiring contract; (iii) prevailing bid-ask spreads; and (iv) open interest and trading volume in the relevant contract months. The Fund’s regular purchases and sales of individual Electricity Futures throughout the year may cause the Fund to experience higher than normal portfolio turnover.

In certain market environments, Electricity Futures with a longer term to expiration may be priced higher than Electricity Futures with a shorter term to expiration, known as “contango.” Conversely, when Electricity Futures with a longer term to expiration are priced lower than Electricity Futures with a shorter term to expiration, the market is said to be in “backwardation.” As the time to expiry of Electricity Futures decreases, the price will trend towards the spot price of electricity from the particular location and time period. When the Electricity Futures curve is in contango, this will cause the Fund to experience a negative “roll yield.” When the Electricity Futures curve is in backwardation, this will cause the Fund to experience a positive “roll yield.” The performance of Electricity Futures may not be precisely correlated, over short or long periods of time. To the extent the Fund has investments in back-month Electricity Futures, the Fund’s performance can be expected to be less correlated with the spot price of electricity than if it held front-month Electricity Futures. “Front-month” contracts are the monthly contracts with the nearest expiration date. “Back-month” futures contracts are those with longer times to maturity

The Sub-Adviser will select Electricity Futures on the most liquid U.S. power hubs (i.e., RTOs or ISOs) in order to diversify regional exposures, minimize trading costs in an effort to improve tracking relative to the demands of the U.S. electricity market, and minimize the impact of negative roll yield. The Sub-Adviser expects to invest in Electricity Futures in the ERCOT and PJM RTO hubs. While this policy is non-fundamental and the Sub-Adviser retains discretion to invest in Electricity Futures on other U.S. power hubs, including MISO (Midcontinent Independent System Operator), CAISO (California Independent System Operator), ISO-NE (ISO New England), NYISO (New York Independent System Operator), and SPP (Southwest Power Pool), the Sub-Adviser considers it highly unlikely that the Fund will invest in Electricity Futures beyond ERCOT and PJM. ERCOT and PJM represent the two largest and most liquid electricity markets in the United States, and the Sub-Adviser's selection methodology prioritizes liquidity, contract depth, and market size in determining hub selection.

Additional Information about the Electric Reliability Council of Texas, Inc. (ERCOT)

The Electric Reliability Council of Texas, Inc. (ERCOT) is a nonprofit organization that ensures reliable electric service for 90 percent of the state of Texas. The grid operator is regulated by the Public Utility Commission of Texas and the Texas Legislature. As of March 2026, ERCOT reported that it offers over 104,000 megawatts of generation capacity and manages the flow of electric power to more than 27 million Texas customers, representing about 90 percent of the state’s electric load.

Additional Information about the PJM Interconnection LLC (PJM)

PJM Interconnection LLC (PJM) is an RTO that coordinates the movement of wholesale electricity in all or parts of Delaware, Illinois, Indiana, Kentucky, Maryland, Michigan, New Jersey, North Carolina, Ohio, Pennsylvania, Tennessee, Virginia, West Virginia and the District of Columbia. As of December 31, 2025, PJM reported that it provided electricity to over 67 million people and offers over 184,202 megawatts of generation capacity, generating over $80.5 billion in annual billings.

Subsidiary

The Fund expects to gain exposure to Electricity Futures by investing up to 25% of its assets in the Subsidiary. The Subsidiary engages in investment activities in securities or other assets that are primarily controlled by the Fund. The Subsidiary is advised by Exchange Traded Concepts, LLC (the “Adviser”), the investment adviser to the Fund, and sub-advised by the Sub-Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Electricity Futures in accordance with applicable tax rules and regulations. The Subsidiary follows the same compliance policies and procedures, as the Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions, custody, and advisory agreements. The Subsidiary employs the same service providers (e.g., custodian) as the Fund.

The Fund is a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The risks of the Fund will result from both the Fund’s direct investments and its indirect investments made through the Subsidiary. Accordingly, the risks that result from the Subsidiary’s activities will be described herein as the Fund’s risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Cash Transactions Risk. The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.

Commodities Risk. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Commodity Regulatory Risk. The Fund’s use of commodities subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Futures Investment Risk. The Fund’s rolling strategy involves the replacement of shorter dated futures contracts with longer-dated futures contracts. The net asset value of the Fund may be adversely affected by the cost of rolling positions forward where prices of the futures contracts with later expiration dates are higher than those with earlier expiration dates, which would create a negative “roll yield” known as “contango.” By contrast, if the prices of the futures contracts with later expiration dates are lower than the prices of futures contracts with earlier expiration dates, it would create a positive backwardation “roll yield.” In addition, the Fund will incur exchange and brokerage costs to effect the rolling of futures contracts.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include or may include: (i) the risk that the value of the underlying assets may go up or down; (ii) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (iii) the risk of mispricing or improper valuation of a derivative; (iv) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset; (v) the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value; (vi) the risk of loss caused by the unenforceability of a party’s obligations under the derivative; and (vii) the risk that a disruption in the financial markets will cause difficulties for all market participants. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

Electrical Equipment Shortage Risk. The performance of the Electricity Futures may be materially affected by shortages of critical electrical infrastructure equipment, including high-capacity distribution transformers and other essential grid components. Such shortages may arise from, among other things, supply chain disruptions, increased demand driven by extreme weather events, the ongoing electrification of transportation and heating systems, the expansion of data center capacity, limited domestic manufacturing capacity and long production lead times. Equipment shortages may impair the ability of grid operators to restore service following weather-related outages or to expand capacity to meet growing electricity demand. An inability to replace or repair damaged equipment on a timely basis could lead to sustained supply disruptions, increased transmission congestion, and significant fluctuations in Electricity Futures prices. These conditions could amplify the effects of seasonal demand patterns, extreme weather, and grid congestion.

Electricity Futures Regulatory Risk. The wholesale electricity markets operated by ERCOT, PJM, and other RTOs and ISOs are subject to extensive regulation, and the rules, protocols, and market structures governing these markets may be modified or amended at any time. ERCOT, PJM, other RTOs and ISOs, FERC, state public utility commissions, and other federal, state, or local regulatory authorities may, among other things, impose, modify, or eliminate price caps or price floors on wholesale electricity prices, alter the design or structure of capacity markets, energy markets, or ancillary services markets, revise bidding rules or settlement procedures, change transmission congestion management protocols, implement new demand response or resource adequacy requirements, or adopt other regulatory changes that directly or indirectly affect the pricing, liquidity, or availability of Electricity Futures. Such regulatory changes may be adopted with little or no advance notice, and the Fund may not be able to anticipate or timely respond to such changes. Any such regulatory actions or changes in market rules could materially affect the settlement prices, volatility, and liquidity of the Electricity Futures in which the Fund invests, including by limiting the upside potential of certain positions, altering historical pricing dynamics on which the Fund’s investment strategy relies, or changing the economic characteristics of Electricity Futures through the introduction of new market constructs or penalty mechanisms. Regulatory uncertainty itself may also lead to increased volatility in electricity prices and the Electricity Futures markets. There can be no assurance that future regulatory developments will not have a material adverse effect on the Fund’s investments, performance, or ability to pursue its investment strategy.

Energy Market Exposure Risk. The Fund is subject to significant risk as a result of its substantial exposure to the electricity market. Investments that derive value from electricity prices (such as Electricity Futures) involve unique risks, including extreme volatility due to rapid and unpredictable fluctuations in the supply and demand of energy, which can be influenced by weather events, generation outages, transmission constraints and regulatory changes. Electricity prices are also highly sensitive to geopolitical developments, environmental policies, and government interventions, which may impact market structure, pricing mechanisms and the availability of generation resources. Additionally, technological advancements, such as the integration of renewable energy sources, energy storage and demand response can disrupt traditional market dynamics and affect price behavior. Environmental and climate-related factors, including extreme weather, regulatory responses to climate change and shifts in consumer preferences may further impact electricity supply, demand and pricing.

ETF Risk. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as structural risks, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “roll”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance.

Futures Contract Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the derivative. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund’s investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them. The Fund intends to treat any income it may derive from its direct investment in the futures contracts as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”). If this is not true, the Fund could be disqualified as a RIC and taxed as a C corporation.

Grid Security Risk. The electric power grid infrastructure underlying Electricity Futures may be vulnerable to direct physical attacks, acts of terrorism, sabotage, vandalism and cyberattacks. Critical grid assets, including substations, high-voltage transformers, transmission lines and control systems, have been the targets of deliberate attacks in the United States, and such incidents may increase in frequency or severity. A successful physical attack on key grid infrastructure, particularly in regions served by ERCOT or PJM, could result in prolonged outages, supply constraints and extreme price volatility in the wholesale electricity markets to which Electricity Futures are linked. In addition, the increasing digitization and interconnection of grid operations exposes the electric power system to cybersecurity threats, including state-sponsored attacks, ransomware and other malicious intrusions targeting operational technology and supervisory control and data acquisition (SCADA) systems. A significant cyber event could disrupt the dispatch of generation, impair market operations, or cause cascading failures across interconnected systems. Such attacks may be difficult to anticipate or prevent, and their effects on electricity supply, demand and pricing could be sudden and severe. To the extent that physical or cyberattacks on the grid cause material disruptions in the electricity markets, the Fund’s Electricity Futures positions may experience significant volatility and losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case during periods of low interest rates. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. Higher sensitivity to interest rates is generally correlated with higher levels of volatility and, therefore, greater risk. As the value of a debt security changes over time, so will its duration.

Leverage Risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so.

Liquidity Risk. The Fund and the Subsidiary may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value and the bid/ask spread on the Fund’s shares may widen.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s principal investment strategies are dependent upon the use of the Sub-Adviser’s proprietary security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such processes. The achievement of the investment objective of the Fund cannot be guaranteed and the Sub-Adviser’s management of the Fund may not produce the intended results.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Natural Phenomena Risk. Electricity Futures are linked to wholesale electricity prices that are highly sensitive to weather conditions and natural disasters. Severe weather events, including hurricanes, tornadoes, ice storms, extreme heat waves, floods, wildfires and earthquakes, can cause widespread damage to generation facilities, transmission lines, and distribution infrastructure, resulting in significant disruptions to electricity supply and demand and extreme volatility in the prices of the Electricity Futures to which the Fund has exposure. In addition, the Fund's investments may be adversely affected by geomagnetic disturbances and other “space weather” events, including solar flares and coronal mass ejections. Such events can induce geomagnetically induced currents in the electric grid, potentially damaging high-voltage transformers and other critical infrastructure on a regional or national scale. A severe geomagnetic storm could cause prolonged and widespread grid outages, particularly in regions served by ERCOT and PJM, leading to extreme price dislocations in the Electricity Futures markets. Unlike conventional weather events, the effects of a significant space weather event could be catastrophic and long-lasting, as the replacement of damaged grid infrastructure, including high-capacity transformers, may require extended lead times. These events are difficult to predict and may cause sudden and significant losses in the value of the Electricity Futures to which the Fund has exposure.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. The Fund is non-diversified under the 1940 Act, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Tax Risk. The Fund intends to treat any income it may derive from Electricity Futures received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service (the "IRS") had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Total Return Swap Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance.

Investment Adviser

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund and to the Subsidiary. Skylar Capital Management LP serves as the sub-adviser to the Fund and to the Subsidiary.

Portfolio Manager

Peter Shipman, Portfolio Manager of the Sub-Adviser, has served as a portfolio manager of the Fund since 2026.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at SkylarEtfs.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13